SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2001

                              SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)


                Maryland                            000-21193                             95-4582157
      (State or other jurisdiction           (Commission File Number)         (IRS Employer Identification No.)
            of incorporation)

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                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)

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Item 5.       Other Events.

         See press release dated April 5, 2001 entitled "SUNTERRA CORPORATION
RECEIVES COURT APPROVAL FOR NEW DEBTOR-IN-POSSESSION FINANCING AGREEMENT" attached hereto as Exhibit 99.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

(c)      Exhibits

         Exhibit No.       Description

              99           Press release dated April 5, 2001 entitled "Sunterra
                           Corporation Receives Court Approval for New
                           Debtor-In-Possession Financing Agreement"



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SUNTERRA CORPORATION
                                                  (Registrant)



Date:  April 5, 2001                           By  /s/ Lawrence E. Young
                                                   ---------------------
                                                    Lawrence E. Young
                                                    Chief Financial Officer
                                                    and Vice President







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